EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of KB Global Holdings Limited (the “Company”) on Form 10-K/A for the year ended December 31, 2025 (the “Report”), I, Ziyong Hu, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 28, 2026	By:	/s/ Ziyong Hu
Ziyong Hu
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)